SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: JANUARY 3, 2000

               DATE OF EARLIEST EVENT REPORTED: DECEMBER 21, 1999

                         COMMISSION FILE NUMBER 0-28840


                                 IMRGLOBAL CORP.
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             (Exact Name of Registrant as Specified in its Charter)


                FLORIDA                                  59-2911475
    -------------------------------         ------------------------------------
    (State or Other Jurisdiction of         (I.R.S. Employer Identification No.)
    Incorporation or Organization)

                            100 SOUTH MISSOURI AVENUE
                            CLEARWATER, FLORIDA 33756
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              (Address of Principal Executive Offices and Zip Code)


                                 (727) 467-8000
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
                         ------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS

          On December 21, 1999 we issued a press release announcing that in order to re-deploy financial resources for exploiting our expanding eBusiness practice, we will make reductions in personnel and capital investments at our global delivery centers ("GDCs"), retrain a portion of our personnel in newer technology capabilities, and discontinue investment in certain mainframe applications software. Based on the above initiatives, our Board of Directors has approved a restructuring plan, which we expect will result in non-recurring net-of-tax charges of approximately $11 to $13 million in the quarter ending December 31, 1999. These charges are associated with the write-down of long-lived assets in our UK GDCs, retraining and severance costs, the write-down of specific mainframe software and hardware and miscellaneous restructuring costs.

          In addition, on October 25, 1999, we executed an amendment to our acquisition agreement with Fusion System Japan Co. Ltd. This event was described in Form 8-K filed on November 4, 1999. This amendment provided for the cash payment of approximately $22.4 million in exchange for approximately 1.5 million shares of IMRglobal issued in the original acquisition agreement. This cash price represented a restructuring of the Fusion merger from an all stock transaction to a combination of cash (39%) and stock (61%). This transaction will be recorded as a treasury stock transaction and will result in an additional one-time charge of approximately $9 million in the quarter ending December 31, 1999.

          Except for historical information, some matters discussed in this Form 8-K constitute forward-looking statements within the meaning of
          Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We note that a variety of risk factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in our forward-looking statements.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)   Exhibits:

                None

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            IMRGLOBAL CORP.

Date    JANUARY 3, 2000                     /s/ SATISH K. SANAN
                                            ---------------------------
                                            Satish K. Sanan
                                            Chief Executive Officer


Date    JANUARY 3, 2000                     /s/ ROBERT M. MOLSICK
                                            ---------------------------
                                            Robert M. Molsick
                                            Chief Financial Officer

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